UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2021 (October 1, 2021)

UNRIVALED BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  3242 S. Halladay St., Suite 202 Santa Ana, California 92705

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 below relating to the Six-Month Notes and the Twelve-Month Notes (as defined below) and the transactions contemplated thereby, is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously disclosed, on June 9, 2021, Unrivaled Brands, Inc. (f/k/a Terra Tech Corp.) (the “Company”) entered into a Stock Purchase Agreement with Sterling Harlan and Matthew Guild (collectively, the “Sellers”), which was amended by a First Amendment to Stock Purchase Agreement, dated July 13, 2021 (as amended, the “SPA”), pursuant to which the Company would purchase from the Sellers all of the issued and outstanding shares of common stock (the “Shares”) of Silverstreak Solutions, Inc. (“Silverstreak”), a cannabis delivery service based in Sacramento, CA (the “Acquisition”).

On October 1, 2021, the Acquisition was completed. In consideration for the Shares, at the closing of the transactions contemplated by the SPA (the “Closing”), the Company paid the Sellers on a pro rata basis a total of Eight Million Five Hundred Thousand Dollars ($8,500,000) (the “Purchase Price”). The Purchase Price is comprised of (i) One Million Five Hundred Thousand Dollars ($1,500,000) in cash, (ii) 9,051,412 shares of restricted common stock, par value $0.001 per share, of the Company (the “Purchaser Shares”), which is equal to the quotient obtained by dividing (a) $2,500,000, by (b) the volume-weighted average price of the Purchaser Shares as reported through Bloomberg for the ten (10) consecutive trading days ending on the business day prior to the Closing, (iii) $2,000,000 in unsecured promissory notes with an interest rate of 3% and due six months after the Closing (the “Six-Month Notes”), and (iv) $2,500,000 in unsecured promissory notes with an interest rate of 3% and due twelve months after the Closing (the “Twelve-Month Notes”).

The Six-Month Notes and Twelve-Month Notes contain customary events of default, including failure to pay any principal, interest or any other amount due, a breach of representations, warranties or covenants made by the Company, the commencement of bankruptcy proceedings against the Company or the entry of a judgment or decree against the Company. If an event of default occurs under either the Six-Month Notes or Twelve-Month Notes, the noteholder may declare the entire principal amount of the Six-Month Note or Twelve-Month Note, as applicable, together with all accrued interest thereon, immediately due and payable. In addition, if any amount payable under either the Six-Month Notes or Twelve-Month Notes is not paid when due, such overdue amount shall bear interest at a rate of 8% from the date of such non-payment until such amount is paid in full.

The foregoing descriptions of the Six-Month Notes and the Twelve-Month Notes are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K (this “Report”) and which are incorporated by reference herein in their entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 2.01 above relating to the Six-Month Notes and the Twelve-Month Notes and the transactions contemplated thereby, is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 above relating to the SPA and the transactions contemplated thereby, is incorporated herein by reference. The Purchaser Shares issued pursuant to the SPA were offered and sold in reliance on an exemption from registration under Regulation D promulgated under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Appropriate restrictive legends were affixed to the Purchaser Shares.

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Item 7.01 Regulation FD Disclosure

Francis Knuettel II, the Company’s Chief Executive Officer, will meet with investors at A.G.P.’s Fall Virtual Consumer Cannabis Conference on Tuesday, October 5, 2021. A copy of the slides to be used by the Company at the investor meetings is attached to this Report as Exhibit 99.1. The slides set forth in Exhibit 99.1 are incorporated herein by reference.

The information contained in this Item 7.01, and in Exhibit 99.1, referenced herein is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, unless the Company expressly so incorporates such information by reference.

Item 8.01 Other Events.

On October 5, 2021, the Company issued a press release announcing, among other things, the completion of the Acquisition. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Safe Harbor Statement

Information provided in this Report may contain statements relating to current expectations, estimates, forecasts and projections about future events that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the Company’s plans, objectives and expectations for future operations and are based upon management’s current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see “Risk Factors” as described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2021 and other reports on file with the Securities and Exchange Commission.

These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Six-Month Note
10.2	Six-Month Note
10.3	Twelve-Month Note
10.4	Twelve-Month Note
99.1	Slides from October 5, 2021 investor presentation
99.2	Press release, dated October 5, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unrivaled Brands, Inc.

Date: October 5, 2021	By:	/s/ Francis Knuettel II
Francis Knuettel II
Chief Executive Officer

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